UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2014

Aerohive Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36355	20-4524700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Gibraltar Drive

Sunnyvale, California 94089

(Address of Principal Executive Offices including Zip Code)

(408) 510-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 13, 2014, Aerohive Networks, Inc. (the “Company”) issued a press release announcing certain preliminary financial results for the third quarter of 2014. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

This information furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition”, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated October 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROHIVE NETWORKS, INC.

By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

Date: October 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated October 13, 2014.